Exhibit 10.2

FIRST AMENDMENT To
Registration Rights Agreement

This first amendment (“Amendment”) dated as of June 22, 2023 (“Amendment Date”) is entered into by and among Nauticus Robotics, Inc. (f/k/a CleanTech Acquisition Corp.), a Delaware corporation (the “Company”), and each of the entities identified as a “Holder” on the signature page hereto (each, a “Holder” and collectively, the “Holders”). Any capitalized term used but not defined herein shall have the definition ascribed to it in the Registration Rights Agreement, dated as of September 9, 2022, by and among the Company and the Holders party thereto (the “RRA”). The Company and the Holders may be referred to hereinafter each as a “party,” and collectively as the “parties.”

WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of December 16, 2021 (as amended by those certain letter agreements dated as of January 31, 2022 and September 9, 2022, the “SPA”), the Holders agreed to purchase from the Company 5% Original Issue Discount Senior Secured Convertible Debentures (the “Debentures”) and certain warrants of the Company (the “Warrants, and together with the Debentures, the “Securities”);

WHEREAS, in connection with the purchase of the Securities, the Company and the Holders entered into the RRA, pursuant to which the Company agreed, among other things, (i) within 15 calendar days of the Closing Date (as defined in the SPA), to file with the Commission a Registration Statement covering all Registrable Securities (the “Initial Registration Statement”) and (ii) to use its best efforts to cause the Initial Registration Statement to be declared effective as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date under the RRA;

WHEREAS, the Company filed the Initial Registration Statement on Form S-1 (File No. 333-267375) on the Closing Date, and the Initial Registration Statement was declared effective by the Commission on April 18, 2023;

WHEREAS, under Section 2(d) of the RRA, liquidated damages may become payable in cash by the Company to the Holders by reason of, among other things, the Initial Registration Statement not having been declared effective by the Commission on or before the applicable Effectiveness Date (any and all liquidated damages incurred, accrued, and/or payable, and any other amounts, claims, remedies, or causes of action that may be payable or available, whether currently or in the future, under one or more Transaction Documents by reason of or otherwise relating to the Effectiveness Date of the Initial Registration Statement are hereinafter referred to as “Initial Effectiveness Date Claims”);

WHEREAS, pursuant to and in accordance with the terms and conditions set forth in Section 6(d) of the RRA, the RRA may be amended with the written consent of the Company and the Holders of at least 50.1% of the outstanding Registrable Securities; and

WHEREAS, the Holders party hereto represent 100% of the outstanding Securities and Registrable Securities as of the Amendment Date.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties agree as follows:

SECTION 1

Agreements; Waivers

1.1 Agreements. The parties acknowledge and agree that (i) the Company has complied with its obligations under the RRA with respect to the filing of the Initial Registration Statement, (ii) upon the effectiveness of this Amendment and the Company’s performance of its obligations hereunder with respect to the Shares (as defined below), the Company will be in full compliance with all of its obligations relating to the Initial Registration Statement under the Transaction Documents, including Section 2 of the RRA, as of the date hereof, and (iii) this Amendment shall be deemed to amend the RRA as, but only to the extent necessary, to carry out the intent and purposes of the parties’ agreements contemplated hereby.

1.2 Waiver and Settlement; Payment of Shares in Lieu of Cash. In lieu of one or more cash payments for or relating to any Initial Effectiveness Date Claims, and in consideration of the foregoing agreements and the following waivers of any and all provisions of each of the Transaction Documents providing for damages or any other Initial Effectiveness Date Claims, as a full settlement and compromise of all prior and future Initial Effectiveness Date Claims, each of the Holders hereby agrees to the receipt of its allocation (as further described below) of an aggregate of 1,890,066 shares of the Company’s common stock (the “Shares”). By its execution and delivery of this Amendment, upon receipt of its allocated Shares, which each Holder acknowledges constitutes good and valuable consideration, each Holder knowingly and voluntarily waives and forever releases the Company from any claims, remedies, or causes of action under any of the Transaction Documents or otherwise relating to any actual, asserted, or purported breach, default, cross-default, Event, or event of default (or similar provision or occurrence) under any of the Transaction Documents for any damages, amounts, or other claims, including any Initial Effectiveness Date Claims, arising out of or related to the matters described herein.

1.3 Allocation; Other Agreements. The Shares shall be allocated on a pro rata basis and issued to the Holders in the respective amounts identified on the signature page hereto and shall be subject to the transfer restrictions and other requirements set forth in Section 4.1 of the SPA, as well as any other restrictions or requirements as the parties may separately agree in writing. The issuance of the Shares, and the removal of legends thereon, shall be otherwise effected by the Company pursuant and subject to the terms of Section 4.1 of the SPA, including with respect to the payment of liquidated damages and buy-in compensation for the failure to remove legends in a timely manner.

1.4 Holder Representations and Warranties. Each Holder, for itself and for no other Holder, represents and warrants to the Company (a) it is the record and beneficial holder of the Securities as indicated under such Holder’s name on the signature page hereto, and (b) this Amendment has been duly authorized by the Holder and constitutes the valid and legally binding obligation of such Holder, enforceable in accordance with its terms. Each Holder represents and warrants that it understands and agrees that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and that such Holder is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Holder’s right to sell the Shares pursuant to a registration statement otherwise in compliance with applicable federal and state securities laws). At the time such Holder was offered the Shares, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

1.5 Registration Obligation. As soon as practicable (and in any event within 45 calendar days of the date of this Agreement), the Company shall use commercially reasonable efforts to file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) providing for the resale by the Holders of the Shares issued hereunder and to cause such registration statement to become effective as soon as practicable thereafter.  The Company shall use commercially reasonable efforts to maintain the effectiveness of such registration statement at all times until the date that all Shares covered by such registration statement (i) have been disposed of by the Holders, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders.

1.6 Disclosure. The Company shall file a Current Report on Form 8-K with the Commission within the time required by the Exchange Act.

SECTION 2

Miscellaneous

2.1 No Other Amendment to RRA or Other Waivers. Each Holder’s agreement to receive Shares in lieu of cash applies only to Initial Effectiveness Date Claims and shall be in full and final settlement in relation thereto, and future liquidated damages, if any, shall accrue and be payable otherwise pursuant to the terms of the RRA except as otherwise set forth herein or subsequently agreed to by the parties in writing. Except as expressly amended by this Amendment, all other terms of the RRA and each other Transaction Document shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified, or superseded by the terms set forth herein.

2.2 Governing Law; Consent to Jurisdiction. This Amendment shall be governed by and construed under the internal laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York, without reference to principles of conflict of laws or choice of laws. The parties to this Amendment hereby consent to the exclusive jurisdiction and venue of the state and federal courts located in New York, New York, for purposes of any action arising out of or relating to this Amendment.

2.3 Entire Agreement. This Amendment constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

2.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[Signature Page follows]

The undersigned have caused this Amendment to be executed as of the date first written above.

Nauticus Robotics, Inc.

Signed:	/s/ Nicolaus Radford
By:	Nicolaus Radford
Its:	Chief Executive Officer

I HEREBY CONSENT TO THE FOREGOING AMENDMENT:

Name of Holder:	ATW Special Situations I LLC

Signature of Holder:	/s/ Kerry Propper

	By:	Kerry Propper
	Its:	Authorized Signatory of:
ATW PARTNERS OPPORTUNITIES
MANAGEMENT, LLC, Manager
Pro Rata Shares:

Name of Holder:	Material Impact Fund II, L.P.

Signature of Holder:	/s/ Adam Sharkawy

	By:	Adam Sharkawy
	Its:	Managing Member of:
MATERIAL IMPACT FUND
PARTNERS II, LLC, General Partner
Pro Rata Shares:

Name of Holder:	The 2022 SLS Family Irrevocable Trust

Signature of Holder:	/s/ Adam Westreich

	By:	Adam Westreich
	Its:	Trustee
Pro Rata Shares:

[Signature Page to Registration Rights Agreement Amendment]